UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
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EMERSON RADIO CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 9, 2011
PROXY STATEMENT
VOTING PROCEDURES AND REVOCABILITY OF PROXIES
PROPOSAL I: ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS URGES YOU TO VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
BOARD OF DIRECTORS AND COMMITTEES
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF MSPC AS INDEPENDENT AUDITORS OF EMERSON FOR THE FISCAL YEAR ENDING 2012
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MSPC AS INDEPENDENT AUDITORS OF EMERSON FOR THE FISCAL YEAR ENDING MARCH 31, 2012.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER COMMUNICATIONS AND PROPOSALS
PERSONS MAKING THE SOLICITATION
OTHER MATTERS
FINANCIAL STATEMENTS

EMERSON RADIO CORP.
85 OXFORD DRIVE
MOONACHIE, NEW JERSEY 07074
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 9, 2011
Dear Stockholder:
As a stockholder of Emerson Radio Corp., you are hereby given notice of and invited to attend in person or by proxy our 2011 Annual Meeting of Stockholders to be held at our offices located at 85 Oxford Drive,, Moonachie, New Jersey 07074, on Wednesday, November 9, 2011, at 9:00 a.m. (local time).
At this year’s stockholders’ meeting, you will be asked to (i) elect seven directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified, (ii) ratify the appointment of MSPC Certified Public Accountants and Advisors, A Professional Corporation (“MSPC”) as our independent registered public accountants for the fiscal year ending March 31, 2012 and (iii) transact such other business as may properly come before the meeting and any adjournment(s) thereof. Our Board of Directors unanimously recommends that you vote FOR the directors nominated and the ratification of MSPC. Accordingly, please give careful attention to these proxy materials.
Only holders of record of our common stock as of the close of business on October 14, 2011 are entitled to notice of and to vote at our annual meeting and any adjournment(s) thereof. Our transfer books will not be closed.
You are cordially invited to attend the annual meeting. Whether you expect to attend the annual meeting or not, please vote, sign, date and return in the self-addressed envelope provided the enclosed proxy card as promptly as possible. If you attend the annual meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

By Order of the Board of Directors,
/s/ Andrew L. Davis
Andrew L. Davis
Secretary

Moonachie, New Jersey
October 20, 2011
YOUR VOTE IS IMPORTANT.
PLEASE EXECUTE AND RETURN PROMPTLY THE
ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED HEREIN.

EMERSON RADIO CORP.
85 Oxford Drive
Moonachie, New Jersey 07074

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 9, 2011

To Our Stockholders:
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (“Board of Directors”) of Emerson Radio Corp., a Delaware corporation (“Emerson” or the “Company”), to be used at our Annual Meeting of Stockholders to be held at our offices located at 85 Oxford Drive, Moonachie, New Jersey 07074, on Wednesday, November 9, 2011, at 9:00 a.m. (local time), or at any adjournment or adjournments thereof. Our stockholders of record as of the close of business on October 14, 2011 are entitled to vote at our annual meeting. We expect to begin mailing this proxy statement and the enclosed proxy card to our stockholders on or about October 20, 2011.
Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on November 9, 2011.
Our proxy materials, including our Proxy Statement for the 2011 Annual Meeting, 2011 Annual Report to Stockholders (which contains our Annual Report on Form 10-K for the year ended March 31, 2011) and proxy card, are available on the Internet at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=02008.
VOTING PROCEDURES AND REVOCABILITY OF PROXIES
The accompanying proxy card is designed to permit each of our stockholders as of the record date to vote on each of the proposals properly brought before the annual meeting. As of the record date, there were 27,129,832 shares of our common stock, par value $.01 per share, issued and outstanding and entitled to vote at the annual meeting. Each outstanding share of our common stock is entitled to one vote.
The holders of a majority of our outstanding shares of common stock, present in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present, the annual meeting may be adjourned from time to time until a quorum is obtained.
Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. Abstentions, but not broker non-votes, are treated as shares present and entitled to vote, and will be counted as a “no” vote on all other matters. Broker non-votes are treated as not entitled to vote, and so reduce the absolute number, but not the percentage of votes needed for approval of a matter. Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange (NYSE), such as the ratification of auditors. Nominees cannot vote on non-routine matters unless they receive voting instructions from beneficial holders, resulting in so-called “broker non-votes.”
Assuming that a quorum is present, directors will be elected by a plurality vote and the seven nominees who receive the most votes will be elected. There is no right to cumulate votes in the election of directors. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on this proposal.
Assuming that a quorum is present, the ratification of the appointment of MSPC Certified Public Accountants and Advisors, A Professional Corporation (“MSPC”) as our independent registered public accountants for the fiscal year ending March 31, 2012 and approval of any other matter that may properly come before the annual meeting, the affirmative vote of a majority of the total votes cast on these proposals, in person or by proxy, is required to approve these proposals. As a result, abstentions will have the same practical effect as a negative vote on these proposals, and “broker non-votes”, if any, will not affect the outcome of the vote on these proposals. The Company believes that the proposal for the ratification of our independent registered public accounting firm is considered to be a “routine” matter, and hence the Company does not expect that there will be a significant number of broker non-votes on such proposal.
As of the record date, October 14, 2011, The Grande Holdings Limited (Provisional Liquidators Appointed) (“Grande”) had advised the Company that one of its indirect subsidiaries held beneficially 15,243,283 shares or approximately 56.2% of the outstanding common stock of Emerson. That number of shares includes 3,391,967 shares (the “Pledged Shares”) which, according to public filings made by Deutsche Bank AG (“Deutsche Bank”) in March 2010 had previously been pledged to Deutsche Bank to secure indebtedness owed to it. In February 2011, Deutsche Bank filed a Schedule 13G with the U.S. Securities and Exchange Commission (“SEC”) stating that Deutsche Bank had sole voting and sole dispositive power over the Pledged Shares (which represent approximately 12.5% of the Company’s outstanding common stock). The Company believes that both Grande and Deutsche Bank have claimed beneficial ownership of the Pledged Shares. As of October 14, 2011, the Company has not been able to verify independently the beneficial ownership of the Pledged Shares. Regardless of such determination, we expect that we will have a quorum present at the annual meeting and that each of the proposals will be approved. Holders of our common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the annual meeting.
The accompanying proxy card provides space for you to vote in favor of, or to withhold voting for: (i) the nominees for the Board of Directors identified herein and (ii) the ratification of the appointment of MSPC as independent registered public accountants of Emerson for the fiscal year ending March 31, 2012. The Company’s Board of Directors urges you to complete, sign, date and return the proxy card in the accompanying envelope, which is postage prepaid for mailing in the United States.
When a signed proxy card is returned with choices specified with respect to voting matters, the proxies designated on the proxy card will vote the shares in accordance with the stockholder’s instructions. The Company has designated Andrew L. Davis and Barry Smith as proxies for the stockholders. If you desire to name another person as your proxy, you may do so by crossing out the names of the designated proxies and inserting the names of the other persons to act as your proxies. In that case, it will be necessary for you to sign the proxy card and deliver it to the person named as your proxy and for the named proxy to be present and vote at the annual meeting. Proxy cards so marked should not be mailed to us.
If you sign your proxy card and return it to the Company and you have made no specifications with respect to voting matters, your shares will be voted FOR: (i) the election of the nominees for director identified herein and (ii) the ratification of the appointment of MSPC as the Company’s independent registered public accountants for the fiscal year ending March 31, 2012 and, at the discretion of the proxies designated by the Company, on any other matter that may properly come before the annual meeting or any adjournment(s).
You have the unconditional right to revoke your proxy at any time prior to the voting of the proxy by taking any act inconsistent with the proxy. Acts inconsistent with the proxy include notifying our Secretary in writing of your revocation, executing a subsequent proxy, or personally appearing at the annual meeting and casting a contrary vote. However, no revocation shall be effective unless at or prior to the annual meeting we have received notice of such revocation.
At least ten (10) days before the annual meeting, the Company will make a complete list of the stockholders entitled to vote at the annual meeting open to the examination of any stockholder for any purpose germane to the meeting. The list will be open for inspection during ordinary business hours at the Company’s offices located at 85 Oxford Drive, Moonachie, New Jersey 07074, and will also be made available to stockholders present at the meeting.
PROPOSAL I: ELECTION OF DIRECTORS
Seven directors are proposed to be elected at the annual meeting. If elected, each director will hold office until the next annual meeting of stockholders or until his successor is elected and qualified. The election of directors will be decided by a plurality vote.
The seven nominees for election as directors to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified are Christopher Ho, Eduard Will, Duncan Hon, Vincent Fok, Mirzan Mahathir, Kareem E. Sethi and Terence A. Snellings. All of the nominees named in this proxy statement are members of the Company’s current Board of Directors. All nominees have consented to serve if elected and the Company has no reason to believe that any of the nominees named will be unable to serve. If any nominee becomes unable to serve, (i) the shares represented by the designated proxies will be voted for the election of a substitute as the Company’s Board of Directors may recommend, (ii) the Company’s Board of Directors may reduce the number of directors to eliminate the vacancy or (iii) the Company’s Board of Directors may fill the vacancy at a later date after selecting an appropriate nominee.

The current Board of Directors nominated the individuals named below for election to our Board of Directors, and information regarding the background and qualifications of each of the nominees is set forth below. See “Security Ownership of Certain Beneficial Owners and Management” for additional information about the nominees, including their ownership of securities issued by Emerson.

		Year
		First
		Became
Name	Age	Director	Principal Occupation or Employment
Christopher Ho (1)	61	2006	Christopher Ho has served as the Company’s Chairman since July 2006. Mr. Ho is presently the Chairman of Grande, a Hong Kong based group of companies engaged principally in the distribution of household appliances and consumer electronic products and licensing of trademarks. Grande indirectly, through a wholly-owned subsidiary, owns the controlling interest in the Company’s outstanding common stock. Mr. Ho also currently serves as Chairman of Lafe Corporation Limited, a company listed on the Singapore Exchange. Mr. Ho graduated with a Bachelor of Commerce degree from the University of Toronto in 1974. He is a member of the Canadian Institute of Chartered Accountants as well as a member of the Society of Management Accountants of Canada. He also is a certified public accountant (Hong Kong) and a member of the Hong Kong Institute of Certified Public Accountants. He was a partner in an international accounting firm before joining Grande and has extensive experience in corporate finance, international trade and manufacturing.

			Based on Mr. Ho’s position as Chairman of Grande and his experience in the consumer electronics industry, the Board of Directors believes that he is well qualified to serve as a director of the Company.

Eduard Will (1) (3)	69	2006	Eduard Will has been the Company’s Vice Chairman since October 2007 and a director since July 2006. From July 2006 until October 2007, Mr. Will served as the Company’s President- North American Operations. Prior to becoming President- North American Operations, Mr. Will was the Chairman of the Company’s Audit Committee from January 2006 through July 2006. From 2001 to 2002 Mr. Will served as Chief Executive Officer of Boca Research, Inc. Mr. Will has more than 38 years experience as a merchant banker, senior advisor and director of various public and private companies. Presently, Mr. Will is serving on the Board of Directors or acting as Senior Adviser to Ricco Capital (Holdings) Ltd. (Hong Kong) and South East Group (Hong Kong).

			Based on Mr. Will’s background in merchant banking and service on a variety of corporate boards, the Board of Directors believes that he is well qualified to serve as a director of the Company.

Duncan Hon	50	2009	Duncan Hon, a director of the Company since February 2009, has been the Company’s Chief Executive Officer since August 2011 and, prior to that, was the Company’s Deputy Chief Executive Officer since November 2009. In addition, Mr. Hon was appointed as a director of Grande in January 2011. Mr. Hon also serves as Chief Executive Officer of the Branded Distribution Division of Grande. Mr. Hon currently serves as a director and Vice Chairman of the board of directors of Sansui Electric Co. Ltd., which is listed on the Tokyo Stock Exchange, and also serves as a director of several of Grande’s non-listed subsidiaries. From 2004 to 2007, Mr. Hon served as a director of Smart Keen International Limited, a Hong Kong company, providing financial consulting services. He is a member of the Hong Kong Institute of Certified Public Accountants and the Association of Chartered Certified Accountants.

			Based on Mr. Hon’s role as Chief Executive Officer of the Company, his experience in management and accounting, and his position as a director and executive of Grande, the Board of Directors believes that he is well qualified to serve as a director of the Company.

		Year
		First
		Became
Name	Age	Director	Principal Occupation or Employment
Vincent Fok	41	2011	Vincent Fok has been a director since August 2011. Mr. Fok is currently a senior managing director of FTI Consulting (Hong Kong) Limited, a global advisory firm assisting companies to protect and enhance enterprise value, and was appointed one of two Joint and Several Liquidators over Grande by the High Court of Hong Kong on May 31, 2011. Additionally, Mr Fok is a non-executive director of Delong Holding Limited, which is listed on the Singapore Stock Exchange, and an independent non-executive director of Kaisa Group Holdings Limited, which is listed on the Hong Kong Stock Exchange. Mr. Fok is a member of the Hong Kong Institute of Certified Public Accountants, the Australian Society of Certified Practicing Accountants and the Hong Kong Institute of Directors. Mr Fok graduated from Australian National University with a bachelor’s degree in commerce.

			Based on Mr. Fok’s background in business and corporate finance, the Board of Directors believes that he is well qualified to serve as a director of the Company.

Mirzan Mahathir (1) (3)	52	2007	Mirzan Mahathir has been a director since December 2007. Mr. Mahathir currently manages his investments in Malaysia and overseas while facilitating business collaboration in the region. Previously, Mr. Mahathir worked for IBM Corporation and Salomon Brothers. Between 1992 and 2007, Mr. Mahathir served as the Executive Chairman and President of Konsortium Logistik Berhad, a Malaysian logistic solutions provider listed on the Bursa Malaysia. He also is the Chairman and CEO of Crescent Capital Sdn Bhd, a Malaysian investment holding and independent strategic and financial advisory firm which he founded and the President of the Asian Strategy and Leadership Institute (ASLI), a leading organizer of business conferences, secretariat for business councils and public policy research centre. Currently, Mr. Mahathir holds directorships in Petron Corporation, AHB Holdings Berhad and Lafe Corporation Limited, companies listed on the Philippine Stock Exchange, Bursa Malaysia, and the Singapore Exchange respectively. He is also a member of the Wharton Business School Asian Executive Board. During the past five years, Mr. Mahathir also served as a member of the UN/ESCAP Business Advisory Council

			Based on Mr. Mahathir’s executive management and directorship experience, the Board of Directors believes that he is well qualified to serve as a director of the Company.

Kareem E. Sethi (2) (3)	34	2007	Kareem E. Sethi has been a director since December 2007. Mr. Sethi has served as Managing Director of Streetwise Capital Partners, Inc. since 2003. From 1999 until 2003, Mr. Sethi was Manager, Business Recovery Services for PricewaterhouseCoopers Inc.

			Based on Mr. Sethi’s experience in accounting, corporate finance and portfolio management, the Board of Directors believes that he is well qualified to serve as a director of the Company.

Terence A. Snellings (1) (2)	61	2008	Terence A. Snellings has been a director since August 2008. Until December 2009, Mr. Snellings served as Director of Finance and Administration of Refugee Resettlement and Immigration Services of Atlanta, Inc., a non-profit agency that provides an entry into the American culture for refugees. From 1986 until April 2006, Mr. Snellings served as Managing Director of Wachovia Services, Ltd., where he managed investment banking origination activities of the Asia-Pacific Group within Wachovia Securities Corporate and Investment Banking Division. Based on Mr. Snellings’ experience in international banking and finance, the Board of Directors believes that he is well qualified to serve as a director of the Company.

(1)	Corporate Governance, Nominating and Compensation Committee

(2)	Member of the Audit Committee

(3)	Member of the Related Party Transaction Review Committee
Family Relationships
There are no family relationships among the nominees for director, the officers and key employees of the Company.
Vote Required
Directors will be elected by a plurality of the votes cast by the holders of Emerson common stock voting in person or by proxy at the annual meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the vote for election of directors.
THE BOARD OF DIRECTORS URGES YOU TO VOTE “FOR”
EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
The following table sets forth, as of October 14, 2011, the beneficial ownership of (i) each current director; (ii) each of the Company’s Named Executive Officers; (iii) the Company’s current directors and executive officers as a group; and (iv) each stockholder known by the Company to own beneficially more than 5% of the Company’s outstanding shares of common stock. Common stock beneficially owned and percentage ownership as of October 14, 2011 was based on 27,129,832 shares outstanding. Except as otherwise noted, the address of each of the following beneficial owners is c/o Emerson Radio Corp., 85 Oxford Drive, Moonachie, New Jersey 07074.

	Amount and Nature of
Name and Address of Beneficial Owners	Beneficial Ownership (1)	Percent of Class (1)
Christopher Ho (2)	15,243,283	56.2%
Eduard Will (3)	50,000	*
Duncan Hon	0	0%
Vincent Fok (4)	15,243,283	56.2%
Mirzan Mahathir	0	0%
Kareem E. Sethi	0	0%
Terence A. Snellings	0	0%
Andrew L. Davis	0	0%
Deutsche Bank AG (5)	3,391,967	12.5%
All Directors and Executive Officers as a Group (8 persons) (6)	15,293,283	56.2%

(*)	Less than one percent.

(1)
Based on 27,129,832 shares of common stock outstanding as of October 14, 2011. Each beneficial owner’s percentage ownership of common stock is determined by assuming that options that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days of October 14, 2011 have been exercised. Except as otherwise indicated, the beneficial ownership table does not include common stock issuable upon exercise of outstanding options, which are not currently exercisable within 60 days of October 14, 2011. Except as otherwise indicated and based upon the Company’s review of information as filed with the SEC, the Company believes that the beneficial owners of the securities listed have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)
Grande has advised the Company that, as of October 14, 2011, one of its indirect subsidiaries, S&T International Distribution Ltd. (“S&T”), held beneficially 15,243,283 shares, or approximately 56.2% of the outstanding common stock of Emerson (the “Shares”). As the sole stockholder of S&T, Grande N.A.K.S. Ltd. (“N.A.K.S.”) may be deemed to own beneficially the Shares. As the sole stockholder of N.A.K.S., Grande may be deemed to own beneficially the Shares. Mr. Ho is one of the beneficiaries under a discretionary trust which owns approximately 70% of the capital stock of Grande. Information with respect to the ownership of these shares was obtained from disclosures contained within a Schedule 13D/A filed on October 19, 2009 by Grande and information obtained from Grande. The Shares include the 3,391,967 Pledged Shares which, according to public filings made by Deutsche Bank in March 2010 had previously been pledged to Deutsche Bank to secure indebtedness owed to it. In February 2011, Deutsche Bank filed a Schedule 13G with the SEC stating that Deutsche Bank had sole voting and sole dispositive power over the Pledged Shares (which represent approximately 12.5% of the Company’s outstanding common stock) — see also footnote (5) below. The Company believes that both Grande and Deutsche Bank have claimed beneficial ownership of the Pledged Shares. As of October 14, 2011, the Company has not been able to verify independently the beneficial ownership of the Pledged Shares.

(3)
Mr. Will’s ownership consists of options to purchase 50,000 shares of the Company’s common stock pursuant to Emerson’s 2004 Non-Employee Director Stock Option Plan that are exercisable within 60 days of October 14, 2011.

(4)
Grande has advised the Company that, as of October 14, 2011, one of its indirect subsidiaries, S&T, held beneficially 15,243,283 shares, or approximately 56.2% of the outstanding common stock of Emerson (the “Shares”). As the sole stockholder of S&T, N.A.K.S. may be deemed to own beneficially the Shares. As the sole stockholder of N.A.K.S., Grande may be deemed to own beneficially the Shares. Information with respect to the ownership of these shares was obtained from disclosures contained within a Schedule 13D/A filed on October 19, 2009 by Grande and information obtained from Grande. Mr. Fok is one of two Joint and Several Liquidators over Grande appointed by the High Court of Hong Kong on May 31, 2011. The Shares include the 3,391,967 Pledged Shares which, according to public filings made by Deutsche Bank in March 2010 had previously been pledged to Deutsche Bank to secure indebtedness owed to it. In February 2011, Deutsche Bank filed a Schedule 13G with the SEC stating that Deutsche Bank had sole voting and sole dispositive power over the Pledged Shares (which represent approximately 12.5% of the Company’s outstanding common stock) — see also footnote (5) below. The Company believes that both Grande and Deutsche Bank have claimed beneficial ownership of the Pledged Shares. As of October 14, 2011, the Company has not been able to verify independently the beneficial ownership of the Pledged Shares.

(5)
Deutsche Bank has stated in a Schedule 13G filed with the SEC on February 11, 2011 that it has sole voting and dispositive power with respect to 3,391,967 shares of the Company’s common stock; specifically, that Deutsche Bank AG, London Branch, a subsidiary of Deutsche Bank AG, has sole voting and dispositive power over 3,389,401 shares of the Company’s common stock and Deutsche Bank Securities Inc., a subsidiary of Deutsche Bank AG, has sole voting and dispositive power over 2,566 shares of the Company’s common stock. The address for Deutsche Bank AG is Theodor-Heuss-Allee 70, 60468 Frankfurt am Main, Federal Republic of Germany — see also footnotes (2) and (4) above.

(6)	See footnotes (2), (3) and (4).
BOARD OF DIRECTORS AND COMMITTEES
Board of Directors and Committees
As of October 14, 2011, Grande had advised the Company that one of its indirect subsidiaries held beneficially 15,243,283 shares or approximately 56.2% of the outstanding common stock of Emerson. That number of shares includes the 3,391,967 Pledged Shares which, according to public filings made by Deutsche Bank in March 2010 had previously been pledged to Deutsche Bank to secure indebtedness owed to it. In February 2011, Deutsche Bank filed a Schedule 13G with the SEC stating that Deutsche Bank had sole voting and sole dispositive power over the Pledged Shares (which represent approximately 12.5% of the Company’s outstanding common stock). The Company believes that both Grande and Deutsche Bank have claimed beneficial ownership of the Pledged Shares. As of October 14, 2011, the Company has not been able to verify independently the beneficial ownership of the Pledged Shares. Accordingly, the Company may be a “controlled company”, as such term is defined in Section 801(a) of the NYSE Amex Company Guide (the “Company Guide”) and is a “controlled company”, as such term is defined in Rule 405 under Regulation C of the Securities Act of 1933, as amended (the “Securities Act”), which defines “control” more broadly as the ability to cause the direction of a company’s management and policies (“Controlled Company”). So long as Grande holds beneficially more than 50% of the outstanding common stock of Emerson, Emerson is a Controlled Company as defined by the Company Guide, and therefore is exempt from (i) the requirement that at least a majority of the directors on its Board of Directors be “independent” as defined under the NYSE Amex listing standards, (ii) the requirement to have the compensation of the Company’s executives determined by a compensation committee comprised solely of independent directors or by a majority of the Board of Directors’ independent directors and (iii) the requirement to have director nominees selected by a nominating committee comprised entirely of independent directors or by a majority of the independent directors.

The Company’s Board of Directors presently consists of seven directors — Messrs. Ho, Will, Hon, Fok, Mahathir, Sethi and Snellings. The Board of Directors has determined that four of the seven current directors, Messrs. Will, Mahathir, Sethi and Snellings, meet the definition of independence as established by the NYSE Amex listing standards and SEC rules.
The Board of Directors is responsible for the management and direction of the Company and for establishing broad corporate policies. The Board of Directors meets periodically during the Company’s fiscal year to review significant developments affecting the Company and to act on matters requiring Board of Director approval. The Board of Directors held two formal meetings during the fiscal year ended March 31, 2011 (“Fiscal 2011”), and also acted by unanimous written consent. During Fiscal 2011, each member of the Board of Directors participated in at least 75% of the aggregate of all meetings of the Board of Directors and the aggregate of all meetings of committees on which such member served, that were held during the period in which such director served during Fiscal 2011, except Messrs. Mahathir and Sethi, neither of whom attended either of the two meetings of the Board of Directors that were held during Fiscal 2011. The Company encourages, but does not require, members of the Board of Directors to attend annual meetings of stockholders. Last year, one of the Company’s directors who was nominated for re-election attended the Company’s 2010 Annual Meeting.
The Company’s Board of Directors has three standing committees, the Audit Committee, which is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Corporate Governance, Nominating and Compensation Committee and the Related Party Transaction Review Committee.
Audit Committee. The Company’s Audit Committee currently consists of Mr. Sethi and Mr. Snellings, both of whom the Board of Directors has determined meet the definition of independence as established by the NYSE Amex listing rules and SEC rules and its composition is unchanged since the beginning of Fiscal 2011. Mr. Sethi is currently the Chairman of the Audit Committee and the “audit committee financial expert.” Pursuant to Section 803(B)(2)(c) of the Company Guide, as a smaller reporting company, the Company is required to have an audit committee of at least two independent members, as defined by the listing standards of the NYSE Amex.
The Audit Committee is empowered by the Board of Directors, among other things, to: (i) serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system; (ii) review and appraise the audit efforts of the Company’s independent accountants; (iii) assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company’s management regarding financial reporting issues; and (iv) provide the opportunity for direct communication among the independent accountants, financial and senior management and the Board of Directors. During Fiscal 2011, the Audit Committee performed its duties under a written charter approved by the Board of Directors and formally met four times. A copy of the Company’s Audit Committee Charter is posted on the Company’s website: www.emersonradio.com on the Investor Relations page.
Report of the Audit Committee
This report shall not be deemed “soliciting material” or incorporated by reference in any filing by the Company under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either act.
The Audit Committee has (i) reviewed and discussed The Company’s audited consolidated financial statements for the year ended March 31, 2011 with the Company’s management and with the Company’s independent auditor, MSPC; (ii) discussed with the Company’s independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended; and (iii) received the written disclosures and the letter from the Company’s independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence and discussed with the Company’s independent auditor the independent auditors’ independence.
The Audit Committee also considered whether the provision to the relevant entity by the independent auditor of non-audit services was compatible with maintaining the independence of the independent auditor.

Based on the reviews and discussions described above, the Audit Committees recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2011 for filing with the SEC.
Members of the Audit Committee
Kareem E. Sethi (Chairman)
Terence A. Snellings
Corporate Governance, Nominating and Compensation Committee. So long as Grande holds beneficially more than 50% of the outstanding common stock of Emerson, Emerson is a Controlled Company under Sections 804 and 805 of the Company Guide, and therefore exempt from the requirements to have (i) the compensation of its executives determined by a compensation committee comprised solely of independent directors or by a majority of the Board of Directors’ independent directors and (ii) director nominees selected by a nominating committee comprised entirely of independent directors or by a majority of the independent directors. Even so, Emerson satisfies the requirements of Sections 804 and 805 of the Company Guide because the Corporate Governance, Nominating and Compensation Committee consists of three independent directors and only one director who is not independent, but who was appointed by the Board of Directors after a determination that such appointment was in the best interest of the Company and the stockholders.
From the beginning of Fiscal 2011 until November 10, 2010, the Corporate Governance, Nominating and Compensation Committee consisted of Messrs. Ho, Will and Mahathir. The Board of Directors resolved on November 10, 2010 to reconstitute the Corporate Governance, Nominating and Compensation Committee as being comprised of Messrs. Ho, Will, Mahathir and Snellings, three of whom the Board of Directors determined, as of November 10, 2010, were “independent” (as defined under the NYSE Amex listing standards and SEC rules), and one of whom, Mr. Ho, was not “independent”. Mr. Ho was appointed to the Corporate Governance, Nominating and Compensation Committee after a determination by the Board of Directors that his experience was exceptionally valuable to the committee, and that his appointment was in the best interest of the Company and its stockholders. Mr. Ho has served as the Company’s Chairman since July 2006, and is presently the Chairman of Grande, a Hong Kong based group of companies which indirectly, through a wholly-owned subsidiary, owns the controlling interest in the Company’s outstanding common stock. The Corporate Governance, Nominating and Compensation Committee met formally three times during Fiscal 2011.
Members of the Corporate Governance, Nominating and Compensation Committee
Mirzan Mahathir (Chairman)
Christopher Ho
Eduard Will
Terence A. Snellings
Related Party Transaction Review Committee. The Company’s Related Party Transaction Review Committee currently consists of Messrs. Mahathir, Will and Sethi, each of whom the Board of Directors has determined meets the definition of independence as established by the NYSE Amex listing rules and SEC rules and its composition is unchanged since the beginning of Fiscal 2011. Mr. Mahathir is currently the Chairman of the Related Party Transaction Review Committee. The Related Party Transaction Review Committee met formally four times during Fiscal 2011.
In March 2011, after final court approval and associated appeal and implementation periods of the settlement agreement that the Company entered into to bring to a close a shareholder derivative lawsuit, the Company updated its policy regarding the review and approval of transactions with related parties to require that all proposed transactions between the Company and related parties, as defined by the Financial Accounting Standard Board’s Accounting Standards Codification Topic 850 (ASC 850), which are greater than $100,000 (“Covered RPT Transactions”) be pre-approved by a majority of those directors of the Company who are independent within the meaning of Section 803(A)(2) of the Company Guide, as may be amended from time to time. In reviewing and approving transactions between the Company and related parties, the independent directors are to determine whether the proposed transaction is entirely fair to the Company and in the Company’s best interest. For purposes of the policy, related parties means (i) an officer or director of the Company or the member of the immediate family of any of them or (ii) any other corporation, partnership, association, limited liability company, limited liability partnership, trust or other entity or organization in which one or more of the Company’s officers or directors are (a) directors, officers, trustees or other fiduciaries or (b) have a financial interest.
Prior to this change, the Company’s policy had required that all Covered RPT Transactions be pre-approved by the Related Party Transaction Review Committee of the Board of Directors, in accordance with the Related Party Transaction Review Committee charter. All other components of the former policy were substantially the same as the current policy.

Members of the Related Party Transaction Review Committee
Mirzan Mahathir (Chairman)
Eduard Will
Kareem Sethi
Procedures for Considering Nominations Made by Stockholders. Nominations for election to the Board of Directors may be made by the Company’s Board of Directors or by any stockholder of any outstanding class of the Company’s capital stock entitled to vote for the election of directors. The following procedures shall be utilized in considering any candidate for election to the Board of Directors at an annual meeting, other than candidates who have previously served on the Board of Directors or who are recommended by the Board of Directors. A nomination must be delivered to the Company’s Secretary at its principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. A nomination notice must set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (b) information that will enable the Company’s Board of Directors to determine whether the candidate satisfies the minimum criteria and any additional criteria established by the Company’s Board of Directors.
Qualifications. The Company’s Board of Directors has adopted guidelines describing the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee (i) must satisfy any legal requirements applicable to members of the Board of Directors; (ii) must have business, professional or other experience that will enable such nominee to provide useful input to the Board of Directors in its deliberations; and (iii) must have knowledge of the types of responsibilities expected of members of the board of directors of a public company.
Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board of Directors will be identified from all available sources, including recommendations made by stockholders, members of the Company’s management and members of the Company’s Board of Directors. The Company’s Board of Directors has a policy that there will be no differences in the manner in which its Board of Directors evaluates nominees recommended by stockholders and nominees recommended by it or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board of Directors. The evaluation process for individuals other than existing members of the Board of Directors will include a review of the information provided to the Board of Directors by the proponent and a review of such other information as the Board of Directors shall determine to be relevant.
Third Party Recommendations. In connection with the Annual Meeting, the Board of Directors did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of the Company’s common stock for at least one year.
Diversity Considerations in Director Nominations
The Company does not have a formal diversity policy. The Company believes its Board of Directors represents a collection of individuals with a variety of complementary skills which, as a group, possess the appropriate skills and experience to oversee the Company’s business. The Company’s Corporate Governance, Nominating and Compensation Committee considers a wide variety of qualifications, attributes and other factors and recognizes that a diversity of viewpoints and practical experiences can enhance the effectiveness of the Company’s Board.

Board Leadership Structure
The Company does not have a formal policy regarding whether the roles of the Chairman of the Board and Chief Executive Officer should be combined or separated. The Board of Directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board of Directors understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which the Company operates, the right Board leadership structure may vary as circumstances warrant. Currently, the roles of Chief Executive Officer and Chairman of the Board are separate; however, representatives of the Company’s controlling stockholder serve in each role. Mr. Hon, a director of Grande, serves as the Company’s Chief Executive Officer. Mr. Ho, Chairman of Grande, serves as the Company’s Chairman of the Board.
Role in Risk Oversight
Although the Company’s management is responsible for implementing systems and processes to identify and manage risks, the Company’s Board has oversight responsibility for the Company’s risk management processes. In carrying out its oversight responsibility, the Board of Directors has delegated to individual committees certain elements of its risk oversight function. This oversight is administered primarily through the following:
•
The Board of Directors’ review and approval of the Company’s annual budget (prepared and presented to the Board of Directors by the management team), including discussion of the opportunities and challenges facing its business;

•
The Audit Committee’s oversight of the Company’s internal control over financial reporting and its discussions with management and the independent accountants regarding the quality and adequacy of the Company’s internal controls and financial reporting; and

•
The Corporate Governance, Nominating and Compensation Committee’s review and recommendations to the Board of Directors regarding executive officer compensation and its relationship to the Company’s business plans.

Process for Sending Communications to the Board of Directors
The Board of Directors has established a procedure that enables stockholders to communicate in writing with members of the Board of Directors. Any such communication should be addressed to the Company’s Secretary and should be sent to such individual at c/o Emerson Radio Corp., 85 Oxford Drive, Moonachie, New Jersey 07074. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board of Directors, upon the Secretary’s receipt of such a communication, the Company’s Secretary will send a copy of such communication to each member of the Board of Directors, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board of Directors held more than two days after such communication has been distributed, the Board of Directors will consider the substance of any such communication.
Codes of Ethics
The Company has adopted a Code of Ethics for Senior Financial Officers (“Code of Ethics”) that applies to its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller and Treasurer. This Code of Ethics was established with the intention of focusing Senior Financial Officers on areas of ethical risk, providing guidance to help them recognize and deal with ethical issues, providing mechanisms to report unethical conduct, fostering a culture of honesty and accountability, deterring wrongdoing and promoting fair and accurate disclosure and financial reporting.
The Company has also adopted a Code of Conduct for Officers, Directors and Employees of Emerson Radio Corp. and Its Subsidiaries (“Code of Conduct”). We prepared this Code of Conduct to help all officers, directors and employees understand and comply with its policies and procedures. Overall, the purpose of the Company’s Code of Conduct is to deter wrongdoing and promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company; (iii) compliance with applicable governmental laws, rules and regulations; (iv) prompt internal reporting of code violations to an appropriate person or persons identified in the Code of Conduct; and (v) accountability for adherence to the Code of Conduct.

The Code of Ethics and the Code of Conduct are posted on the Company’s website: www.emersonradio.com on the Investor Relations page. If the Company makes any substantive amendments to, or grant any waiver (including any implicit waiver) from a provision of the Code of Ethics or the Code of Conduct, and that relates to any element of the Code of Ethics definition enumerated in Item 406 (b) of Regulation S-K, the Company will disclose the nature of such amendment or waiver on its website or in a current report on Form 8-K.

EXECUTIVE OFFICERS
The following table sets forth certain information regarding the current executive officers of Emerson:

			Year
Name	Age	Position	Became Officer
Duncan Hon	50	Chief Executive Officer and Director	2009

Andrew L. Davis	44	Executive Vice President and Chief Financial Officer	2010
Duncan Hon has served as the Company’s Chief Executive Officer since August 31, 2011 and a director since February 2009. Prior to being promoted to Chief Executive Officer, Mr. Hon served as Deputy Chief Executive Officer since November 2009. See Mr. Hon’s biographical information above.
Andrew L. Davis has served as the Company’s Executive Vice President and Chief Financial Officer since September 3, 2010 and as the Company’s Secretary since November 2007. Previously, Mr. Davis served as Vice President, Finance and Corporate Controller of the Company since joining the Company in August 2007. Prior to joining the Company, Mr. Davis held various executive and managerial positions in accounting and finance with several companies, most recently CA, Inc., and prior to that, ce Global Sourcing AG. Mr. Davis is a C.P.A., holds a B.B.A. in Accounting from Iowa State University and an M.B.A. from the University of Connecticut.
EXECUTIVE COMPENSATION
Summary Compensation Table
The following Summary Compensation Table sets forth information concerning compensation for services rendered in all capacities to the Company and its subsidiaries for Fiscal 2011 and for the fiscal year ended March 31, 2010 (“Fiscal 2010”) which was awarded to, earned by or paid to each person who served as the Company’s principal executive officer at any time during Fiscal 2011, the two most highly compensated executive officers other than the principal executive officer who were serving as executive officers as of March 31, 2011 and up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the smaller reporting company as of March 31, 2011 (collectively, the “Named Executive Officers”).

					All Other
Name and	Fiscal				Compensation
Principal Position	Year	Salary($)		Bonus($)(1)	($)		Total ($)
Duncan Hon (2)	2011	$375,000		—	$65,031	(3)	$440,031
President and Chief Executive Officer	2010	$150,000	(2)	$100,000	$87,404	(3)	$337,404

Andrew L. Davis (4)	2011	$258,333		—	$12,751	(5)	$271,084
Chief Financial Officer	2010	$229,349		—	$13,490	(5)	$242,839

Adrian Ma (6)	2011	$350,000		—	—		$350,000
Former President and Chief Executive Officer	2010	$350,000		—	—		$350,000

Greenfield Pitts (7)	2011	$108,974		—	$86,382	(5)(8)	$195,356
Former Chief Financial Officer	2010	$250,000		—	$20,153	(5)	$270,153

(1)	Represents bonus paid for such fiscal year.

(2)
Mr. Hon was appointed as the Company’s President and Chief Executive Officer effective August 31, 2011. He was originally appointed Deputy Chief Executive Officer on November 10, 2009 and began receiving a salary effective October 1, 2009.

(3)
Represents $58,704 and $85,000 paid by the Company on behalf of Mr. Hon to settle Mr. Hon’s U.S. federal and state income tax liabilities related to U.S. sourced income earned by him from all sources in Fiscal 2011 and Fiscal 2010, respectively, and $6,327 and $2,404 paid by the Company for medical insurance for Mr. Hon during Fiscal 2011 and Fiscal 2010, respectively.

(4)	Mr. Davis was appointed as the Company’s Executive Vice President and Chief Financial Officer effective September 3, 2010.

(5)
Represents the incremental cost to the Company of all personnel benefits, including match for its 401(K) plan, provided to our Named Executive Officers. Such personnel benefits are available to all employees of the Company in accordance with the Company’s standard employment practices.

(6)
Mr. Ma resigned from his position as President and Chief Executive Officer, and as a director, of Emerson, effective August 8, 2011. Mr. Ma entered into a consulting agreement with the Company for a period of one year, beginning August 1, 2011, for a fee of approximately $221,000.

(7)
Mr. Pitts resigned from his position as Executive Vice President and Chief Financial Officer, and as a director, of Emerson effective September 3, 2010. Mr. Pitts entered into a consulting agreement with the Company for a period of one year, beginning September 4, 2010, for a fee of $125,000. During Fiscal 2011, the Company paid Mr. Pitts $71,875 per the terms of this agreement.

(8)	Includes consulting fees of $71,875 paid to Mr. Pitts by the Company under the terms of the consulting agreement referred to in footnote (7) above.
Employment Agreements.
During Fiscal 2011, the Company had employment agreements with certain of its Named Executive Officers, each of which is described below.
Duncan Hon. Duncan Hon, our Chief Executive Officer, entered into an employment agreement with Emerson effective as of October 1, 2009, which set forth the terms and conditions pursuant to which Mr. Hon would serve as the Company’s Deputy Chief Executive Officer. The agreement provided for an annual base salary of $300,000 and a discretionary bonus at the end of the Company’s fiscal year as recommended by the Board of Directors. The term expired on September 30, 2010. On September 8, 2010, the Company’s Board of Directors approved an increase in Mr. Hon’s annual base salary to $375,000. Such salary increase was made effective retroactive to April 1, 2010. On March 24, 2011, Mr. Hon and Emerson agreed that the employment agreement would be terminated and be of no further force and effect effective at the close of business on March 31, 2011. Effective April 1, 2011, Mr. Hon entered into an employment agreement with a wholly-owned, indirect subsidiary of the Company. Such agreement sets forth the terms and conditions pursuant to which Mr. Hon would serve as the Company’s Deputy Chief Executive Officer. The agreement provides for an annual base salary of 2,925,000 Hong Kong Dollars (“HKD”) and an annual discretionary bonus payable at any time as recommended by the Board of Directors. The contract extends until the earlier of the retirement of Mr. Hon on the first day of the following month immediately after his 60th birthday, or the termination of the agreement by either the Company or Mr. Hon upon the delivery from one to the other of one month prior written notice.
Andrew L. Davis. Andrew L. Davis, our Executive Vice President and Chief Financial Officer, entered into an employment agreement with the Company on August 1, 2007, which provided that Mr. Davis shall serve as the Company’s Vice President Finance and Corporate Controller. The agreement provides for an annual base salary of $225,000 and a discretionary bonus at the end of the Company’s fiscal year as recommended by the Board of Directors. The initial term expired on July 31, 2008. During the term extensions, the Company has the right to terminate the agreement upon 90 days prior written notice and Mr. Davis has the right to terminate the agreement upon 90 days prior written notice. In connection with his appointment as Executive Vice President and Chief Financial Officer, the Company entered into an amendment to the existing employment agreement with Mr. Davis dated September 3, 2010 pursuant to which Mr. Davis’s base salary was increased to $275,000 effective as of September 3, 2010.
Adrian Ma. Adrian Ma, our former President and Chief Executive Officer, resigned from these positions, and as a director, of Emerson, effective August 8, 2011. Mr. Ma entered into a consulting agreement with the Company for a period of one year, beginning August 1, 2011, for a fee of approximately $221,000.
Greenfield Pitts. Greenfield Pitts, our former Chief Financial Officer, entered into an employment agreement with the Company on April 3, 2007, which set forth the terms and conditions pursuant to which Mr. Pitts would serve as the Company’s Chief Financial Officer. The agreement provided for an annual base salary of $250,000 and a discretionary bonus at the end of the Company’s fiscal year as recommended by the Board of Directors. The initial term expired on March 31, 2008. During the term extensions, the Company had the right to terminate the agreement upon 90 days prior written notice and Mr. Pitts had the right to terminate the agreement upon 90 days prior written notice. On September 3, 2010, Mr. Pitts and the Company agreed that this employment agreement would be terminated and of no further force and effect effective at the close of business on September 3, 2010. Mr. Pitts entered into a consulting agreement with the Company for a period of one year, beginning September 4, 2010, for a fee of $125,000. This consulting agreement was not renewed after its expiration date of September 3, 2011.

Outstanding Equity Awards at Fiscal Year End
None of the Company’s Named Executive Officers held any outstanding equity awards at March 31, 2011.
Compensation of Directors
During Fiscal 2011, our directors who were not employees (“Outside Directors”), specifically Messrs. Ho, Mahathir, Sethi, Snellings and Will were paid $78,458, $80,000, $80,000, $70,870 and $80,000, respectively, for serving on the Board of Directors and on our various committees during the period. The Company does not compensate directors who are employees of the Company for their services as directors.
Outside Directors are each paid an annual director’s fee of $50,000. The Outside Director serving as the Chairman of the Board receives an additional annual fee of $20,000. Each Outside Director serving on a committee of the Board of Directors receives an additional fee of $15,000 per annum with no additional fee for serving as chairman of a committee. The Company does not pay any additional fees for attendance at meetings of the Board of Directors or the committees. All directors’ fees are paid in four equal quarterly installments per annum and are pro-rated in situations where an Outside Director serves less than a full one year term.
Additionally, each Outside Director is eligible to participate in the Company’s 2004 Non-Employee Outside Director Stock Option Plan. No awards under this plan were made during Fiscal 2011. The Company’s directors are reimbursed their expenses for attendance at meetings.
The following table provides certain information with respect to the compensation earned or paid to the Company’s Outside Directors during Fiscal 2011.

Directors Compensation

	Fees
	Earned	All Other
	or Paid in	Compensation
Name	Cash ($)	($)		Total ($)
Christopher Ho	$78,458	$0		$78,458
Mirzan Mahathir	$80,000	$0		$80,000
Kareem E. Sethi	$80,000	$0		$80,000
Terence A. Snellings	$70,870	$0		$70,870
Eduard Will	$80,000	$113,547	(1)(2)	$193,547

(1)
Prior to Fiscal 2010, the Company had a policy of offering to provide health care insurance to each of its Outside Directors. Mr. Will is the only current Outside Director who elected to receive health care insurance through the Company. During Fiscal 2010, the Company decided to reverse this policy with retroactive effect and to recover the monies paid for such health care insurance from the applicable Outside Directors by offsetting such monies against future board fees over a thirty month period. Accordingly and as agreed between the Company and Mr. Will, the Company has been recovering, over a thirty month period, commencing June 2009, the $28,177 it paid for Mr. Will’s health insurance premiums after the date on which Mr. Will became an Outside Director and through March 31, 2010. Furthermore, the Company paid $16,233 for cell phone charges for Mr. Will after the date on which Mr. Will became an Outside Director and through March 31, 2010, and, as agreed between the Company and Mr. Will, the Company has been recovering such monies by offsetting against future board fees over a thirty month period, commencing June 2009. During Fiscal 2011, the Company recovered $11,970 from Mr. Will in accordance with terms of the above arrangement.

(2)	During Fiscal 2011, the Company paid $113,547 to Mr. Will for work performed by Mr. Will related to a shareholder derivative lawsuit that the Company settled in January 2011.
Equity Compensation Plan Information
The following table gives information about the Company’s common stock that may be issued upon the exercise of options and rights under the Emerson 2004 Employee Stock Incentive Plan and 2004 Non-Employee Outside Director Stock Option Plan, as of March 31, 2011 (the “Plans”).

	Number of securities to be	Weighted average exercise	Number of securities
	issued upon exercise of	price of outstanding	remaining available for
	outstanding options,	options, warrants and	future issuance under
	warrants and rights	rights	equity compensation plans
Equity compensation plans approved by security holders	50,000	$3.13	2,950,000
Certain Relationships and Related Transactions
From time to time, Emerson engages in business transactions with its controlling shareholder, Grande, and one or more of Grande’s direct and indirect subsidiaries. Set forth below is a summary of such transactions.

Controlling Shareholder
Grande’s Ownership Interest in Emerson. Grande has advised the Company that, as of March 31, 2011, one of its indirect subsidiaries held beneficially 15,243,283 shares or approximately 56.2% of the outstanding common stock of Emerson. That number of shares includes the 3,391,967 Pledged Shares which, according to public filings made by Deutsche Bank in March 2010 had previously been pledged to Deutsche Bank to secure indebtedness owed to it. In February 2011, Deutsche Bank filed a Schedule 13G with the SEC stating that Deutsche Bank had sole voting and sole dispositive power over the Pledged Shares (which represent approximately 12.5% of the Company’s outstanding common stock). The Company believes that both Grande and Deutsche Bank have claimed beneficial ownership of the Pledged Shares. As of October 14, 2011, the Company has not been able to verify independently the beneficial ownership of the Pledged Shares.
Related Party Transactions
Leases and Other Real Estate Transactions.
Rented Space in Hong Kong
Effective January 1, 2010, Emerson entered into a lease agreement with Lafe Properties (Hong Kong) Limited (“Lafe”), a related party of Grande at that time, pursuant to which Emerson rented 36,540 square feet from Lafe for the purpose of housing its Hong Kong based office personnel and for its use to refurbish certain returned products. This lease agreement expired on December 31, 2010 and was renewed for a one year period on substantially the same terms during December 2010, and therefore now expires on December 31, 2011. Per information obtained from Grande, on December 31, 2010, Lafe was sold by its immediate holding company to an independent third party. As such, the Company is no longer considering Lafe to be a related party to the Company beginning December 31, 2010.
Rent expense and related service charges associated with this lease agreement totaled approximately $552,000 for the twelve months ended March 31, 2011. The rent expense and related service charges associated with this lease agreement is included in the Consolidated Statements of Operations as a component of selling, general, and administrative expenses.
Emerson owed a subsidiary of Grande approximately $1,700 pertaining to rental related service charges at March 31, 2011.
Rented Space in the People’s Republic of China
In December 2008, Emerson signed a lease agreement with Akai Electric (China) Co., Ltd. (“Akai China”), a subsidiary of Grande prior to its disposal on December 24, 2010, concerning the rental of office space, office equipment, and lab equipment for Emerson’s quality assurance personnel in Zhongshan, People’s Republic of China. The lease term began in July 2007 and ended by its terms in June 2009, at which time the agreement renewed automatically on a month-by-month basis unless canceled by either party. The agreement was cancelled in May 2011.
On December 24, 2010, Grande announced that it sold Capetronic Group Ltd. (“Capetronic”) to a purchaser who, along with its beneficial owner, are third parties independent of Grande and its connected persons, as defined in the Listing Rules to the best of Grande’s and its directors’ knowledge, information and belief, having made all reasonable enquiries (the “Sale”). As Akai China was a subsidiary of Capetronic at the time of the Sale, and was disposed of along with Capetronic by Grande, the Company is no longer considering Akai China to be a related party to the Company beginning December 24, 2010.

Rent charges with Akai China totaled approximately $85,000 for the twelve months ending March 31, 2011.
Other.
During the twelve months ending March 31, 2011, Emerson paid consulting fees and related expense reimbursements of approximately $114,000 and approximately $23,000, respectively, to Mr. Eduard Will, a director of Emerson, for work performed by Mr. Will related to a shareholder derivative lawsuit that the Company settled in January 2011. In May 2010, Emerson signed an agreement with Mr. Will, which formalized the arrangement and commits Emerson to paying a consulting fee of a minimum of $12,500 per quarter to Mr. Will relating to this lawsuit. During the three months ending June 30, 2011. Emerson paid consulting fees and related expense reimbursements of approximately $3,400 and approximately $2,900, respectively, to Mr. Will for work performed by Mr. Will related to the aforementioned lawsuit.
In May 2011, Emerson paid a travel advance of $15,500 to Mr. Will for anticipated Emerson-related business travel to occur in a future period.
In July 2011, Emerson paid a consulting fee of $3,300 to Mr. Will for work performed by Mr. Will during the months of April through June 2011 on mergers and acquisitions matters.
During the twelve months ending March 31, 2011, Akai Sales Pte Ltd. (“Akai Sales”), a subsidiary of Grande, invoiced Emerson approximately $7,300 for travel expenses which Akai Sales paid on Emerson’s behalf and Emerson reimbursed to Akai Sales during Fiscal 2011.
On April 7, 2010, upon a request made to the Company by its foreign controlling stockholder, S&T, the Company entered into an agreement with S&T whereby the Company returned to S&T on April 7, 2010 that portion of the taxes that the Company had withheld from the dividend paid on March 24, 2010 to S&T, which the Company believes is not subject to U.S. tax based on the Company’s good-faith estimate of its accumulated earnings and profits (the “Agreement”). The Company believes this transaction results in an off-balance sheet arrangement, which is comprised of a possible contingent tax liability of the Company, which, if recognized, would be offset by the calling by the Company on S&T of the indemnification provisions of the Agreement. Per the terms of the Agreement, Emerson invoiced S&T in June 2010 approximately $42,000 for reimbursement of legal fees incurred by Emerson with regard to the Agreement and approximately $33,000 as a transaction fee for having entered into the Agreement. In January 2011, Emerson agreed, upon the request of S&T, to waive approximately $5,000 of the legal charges that had been invoiced to S&T in June 2010. S&T paid the full amount owed to Emerson of approximately $70,000 in February 2011. In February 2011, upon the request of S&T to the Company, the Company and S&T agreed the collateral pledged as a part of the Agreement would no longer be required and this collateral was returned by the Company to S&T in March 2011.
Review and Approval of Transactions with Related Parties
In March 2011, after final court approval and associated appeal and implementation periods of the settlement agreement that the Company entered into to bring to a close a shareholder derivative lawsuit, the Company updated its policy regarding the review and approval of transactions with related parties to require that all proposed transactions between the Company and related parties, as defined by the Financial Accounting Standard Board’s Accounting Standards Codification Topic 850 (ASC 850), which are greater than $100,000 (“Covered RPT Transactions”) be pre-approved by a majority of those directors of the Company who are independent within the meaning of Section 803(A)(2) of the Company Guide, as may be amended from time to time. In reviewing and approving transactions between the Company and related parties, the independent directors are to determine whether the proposed transaction is entirely fair to the Company and in the Company’s best interest. For purposes of the policy, related parties means (i) an officer or director of the Company or the member of the immediate family of any of them or (ii) any other corporation, partnership, association, limited liability company, limited liability partnership, trust or other entity or organization in which one or more of the Company’s officers or directors are (a) directors, officers, trustees or other fiduciaries or (b) have a financial interest.
Prior to this change, the Company’s policy had required that all Covered RPT Transactions be pre-approved by the Related Party Transaction Review Committee of the Board of Directors, in accordance with the Related Party Transaction Review Committee charter. All other components of the policy were substantially the same as the current policy.

Legal Proceedings
In re: Kayne Litigation. On July 7, 2011, the Company was served with an amended complaint (the “Complaint”) filed in the United States District Court for the Central District of California alleging, among other things, that the Company, certain of its present and former directors and other entities or individuals now or previously associated with Grande, intentionally interfered with the ability of the plaintiffs to collect on a judgment (now approximately $47 million) they had against Grande by engaging in transactions (such as the dividend paid to all shareholders in March 2010) which transferred assets out of the United States. The Complaint also asserts claims under the civil RICO statute and for alter ego liability. In the Company’s opinion, based on an initial review, the claims appear to be devoid of merit. Accordingly, on September 27, 2011, Emerson moved to dismiss the action for failure to state claim (the “Motion”). The Court has scheduled oral argument for the Motion for December 19, 2011. In the interim, and in the event that the Motion is denied, Emerson intends to defend the action vigorously.
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF
MSPC AS INDEPENDENT AUDITORS OF EMERSON
FOR THE FISCAL YEAR ENDING 2012
The Audit Committee has appointed MSPC as the Company’s independent registered accountants to audit the Company’s financial statements for the fiscal year ending March 31, 2012, and has further directed that management submit the selection of independent registered accountants for ratification by the Company’s stockholders at the annual meeting. Stockholder ratification of the selection of MSPC is not required by our by-laws or otherwise. However, the Company is submitting the selection of MSPC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain MSPC. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it is determined that such a change would be in the best interests of Emerson and its stockholders.
Representatives of the firm of MSPC are expected to be present at the Company’s annual meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.
In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by the Company’s independent accountants, MSPC, is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.
☐ Audit Fees. Audit fees billed to the Company by MSPC for the audit of the financial statements included in the Company’s Annual Reports on Form 10-K, and reviews by MSPC of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the fiscal years ended March 31, 2011 and 2010 totaled approximately $255,300 and $283,500, respectively.
☐ Audit-Related Fees. The Company was billed approximately $118,000 and $131,250 by MSPC for the fiscal years ended March 31, 2011 and 2010, respectively, for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption Audit Fees above. Audit-related fees were principally related to procedures in connection with the audit of the Company’s controlling shareholder’s consolidated financial statement for its fiscal years ended December 31, 2010 and December 31, 2009, portions of which were credited to the Company’s audit fees for the audit of its financial statements for the fiscal years ended March 31, 2011 and March 31, 2010.
☐ Tax Fees. MSPC billed the Company an aggregate of $66,600 and $73,500 for the fiscal years ended March 31, 2011 and 2010, respectively, for tax services, principally related to the preparation of income tax returns and related consultation.
☐ All Other Fees. The Company was not billed by MSPC for the fiscal years ended March 31, 2011 and 2010, respectively, for any permitted non-audit services.
Applicable law and regulations provide an exemption that permits certain services to be provided by the Company’s outside auditors even if they are not pre-approved. We have not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted.
Vote Required
The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of the Company’s common stock is present and voting, either in person or by proxy, is required for the ratification of the Company’s independent registered accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF
MSPC AS INDEPENDENT AUDITORS OF EMERSON FOR THE FISCAL YEAR ENDING MARCH 31, 2012.
SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s directors, officers, and stockholders who beneficially own more than 10% of any class of its equity securities registered pursuant to Section 12 of the Exchange Act, to file initial reports of ownership and reports of changes in ownership with respect to the Company’s equity securities with the SEC and the NYSE Amex. All reporting persons are required to furnish the Company with copies of all reports that such reporting persons file with the SEC pursuant to Section 16(a) of the Exchange Act.
Except as set forth below, based solely upon a review of Forms 3, 4 and 5, and amendments to these forms furnished to the Company, all parties subject to the reporting requirements of Section 16(a) filed all such required reports during and with respect to Fiscal 2011.
Deutsche Bank AG filed a Form 4 on February 9, 2011 reporting a purchase of 2,552 shares of the Company’s common stock which it made on December 17, 2010.
STOCKHOLDER COMMUNICATIONS AND PROPOSALS
The Company’s Board of Directors has established a procedure that enables stockholders to communicate in writing with members of the Company’s Board of Directors. Any such communication should be addressed to the Company’s Secretary and should be sent to such individual c/o Emerson Radio Corp., 85 Oxford Drive, Moonachie, New Jersey 07074. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board of Directors, upon the Secretary’s receipt of such a communication, the Company’s Secretary will send a copy of such communication to each member of the Board of Directors, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board of Directors held more than two days after such communication has been distributed, the Board of Directors will consider the substance of any such communication.
Stockholder proposals to be presented at the Company’s Annual Meeting of Stockholders to be held in 2012, for inclusion in the Company’s proxy statement and form of proxy relating to that meeting, must be received by the Company at its offices located at 85 Oxford Drive, Moonachie, New Jersey 07074, addressed to the Secretary, on or before June 18, 2012. If, however, the date of the Company’s 2012 Annual Meeting of Stockholders is changed by more than thirty (30) days from the date of its 2011 annual meeting, the deadline is a reasonable time before the Company begins to print and mail its proxy materials for the 2012 Annual Meeting of Stockholders. Such stockholder proposals must comply with the Company’s bylaws and the requirements of Regulation 14A of the Exchange Act. See “Election of Directors” for information on stockholder submissions of nominations for election to the Board of Directors.
Rule 14a-4 of the Exchange Act governs the Company’s use of discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to the Company’s 2012 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal prior to September 1, 2012, the Company will be permitted to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

PERSONS MAKING THE SOLICITATION
The enclosed proxy is solicited on behalf of the Company’s Board of Directors. The Company will pay the cost of soliciting proxies in the accompanying form. The Company’s officers may solicit proxies by mail, telephone, telegraph or fax. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of the Company’s shares of common stock. We have retained the services of American Stock Transfer & Trust Company to solicit proxies by mail, telephone, telegraph or personal contact.
OTHER MATTERS
The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies’ discretionary authority to vote the same in accordance with their best judgment in the interest of Emerson.
FINANCIAL STATEMENTS
A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2011, including financial statements, accompanies this proxy statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. The Company filed an amendment to its Annual Report on Form 10-K in July 2011 in order to include certain information regarding our management, compensation and other matters. All of the information included in such amendment has been updated and is included in this proxy statement. A copy of the Company’s Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended March 31, 2011, filed with the SEC, is available (excluding exhibits) without cost to stockholders upon written request made to Investor Relations, Emerson Radio Corp., 85 Oxford Drive, Moonachie, New Jersey 07074 or on-line at the Company’s web site: www.emersonradio.com.

By Order of the Board of Directors,
/s/ Andrew L. Davis
ANDREW L. DAVIS
Secretary

October 20, 2011

ANNUAL MEETING OF STOCKHOLDERS OF
EMERSON RADIO CORP.
November 9, 2011
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=02008
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
â  Please detach along perforated line and mail in the envelope provided.  â
    20730000000000000000  5                                                                            110911

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW AND A VOTE “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

						FOR	AGAINST	ABSTAIN
1. To elect seven directors:		NOMINEES:			2.
To ratify the appointment of MSPC Certified Public Accountants and Advisors, A Professional Corporation as the independent registered public accounting firm of Emerson Radio Corp. for the fiscal year ending March 31, 2012.
						☐	☐	☐
☐	FOR ALL NOMINEES	¡	Christopher Ho
		¡	Eduard Will
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡ ¡	Duncan Hon Vincent Fok
☐	FOR ALL EXCEPT (See Instructions below)	¡ ¡ ¡	Mirzan Mahathir Kareem E. Sethi Terence A. Snellings

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

☐	■

EMERSON RADIO CORP.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 9, 2011
     The undersigned hereby appoints Andrew L. Davis and Barry Smith, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Emerson Radio Corp. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Emerson Radio Corp. to be held at our offices located at 85 Oxford Drive, Moonachie, New Jersey 07074 on Wednesday, November 9, 2011, at 9:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.
UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NO. 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.
(Continued and to be signed on the reverse side.)

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